UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2008
Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-15423	76-0312499
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900	77060
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 878-8000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
Item 8.01.  Other Events
This Form 8-K is being filed to disclose pursuant to Items 2.02 and 8.01 that on February 29, 2008, Grant Prideco issued a press release containing its fourth quarter 2007 results of operations. A copy of that press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits.
99.1	Press Release Regarding Fourth Quarter 2007 Earnings.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: February 29, 2008	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel